UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 17, 2008

INFORMATICA CORPORATION
(Exact name of Registrant as specified in its charter)

State of Delaware	0-25871	77-0333710
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices and zip code)
(650) 385-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.
     On July 17, 2008, Informatica Corporation issued a press release reporting its results for the second quarter ended June 30, 2008. A copy of the press release issued by Informatica Corporation concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 17, 2008, Girish Pancha announced his planned retirement from his position as Executive Vice President and General Manager, Data Integration, of Informatica Corporation, by the end of 2008.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 17, 2008 reporting Informatica Corporation’s results for the second quarter ended June 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 17, 2008	INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 17, 2008 reporting Informatica Corporation’s results for the second quarter ended June 30, 2008.